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                                                                 EXHIBIT 10.24


                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


        THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT is made and dated as of April 22, 1997 (the "FIRST AMENDMENT") among MAC FRUGAL'S BARGAINS o CLOSE-OUTS, INC., a Delaware corporation, WEST COAST LIQUIDATORS, INC., a California corporation, PNS STORES, Inc., a California corporation (individually a "BORROWER" and collectively the "BORROWERS"), the lenders named on the signature pages hereof (the "LENDERS") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent for the Lenders and the Issuing Banks (in such capacity, the "ADMINISTRATIVE AGENT"), and amends that certain Second Amended and Restated Credit Agreement dated as of December 16, 1996, among the Borrowers, the Lenders and the Administrative Agent (the "AGREEMENT").

                                    RECITAL

        The Borrowers have requested that the Lenders and the Administrative Agent amend certain provisions of the Agreement, and the Lenders and the Administrative Agent are willing to do so on the terms and conditions set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

        1. Terms. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

        2. Amendments to Agreement. The parties hereto agree that the Agreement is hereby amended as follows:

        2.1 The second paragraph and the following chart in Section 2.1A of the Agreement are amended and restated in their entirety as follows:

                "Notwithstanding the foregoing provisions of this Section 2.1A,
        (i) at no time shall the Total Utilization of Revolving Commitments exceed the aggregate Revolving Commitments then in effect, and (ii) for one 30 consecutive day period (a "Clean-Down Period") during each three-month period beginning on December 1 of each year and ending on the last day of

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        each February, the aggregate principal amount of Clean-Down Debt shall not exceed the sum of (x) the amount shown below opposite such period under Column A plus (y) an amount not less than zero equal to (i) the Cumulative Stock Buyback Amount less (ii) the amount shown below opposite such period under Column B:

                    Three Month
                   Period Ending     A Amount      B Amount
                   -------------    -----------   -----------
                      2/28/98       $60,000,000   $20,000,000
                      2/28/99        50,000,000    60,000,000
                      2/28/00        20,000,000    60,000,000"

        2.2 Subsections 6.3(vii), (viii) and (ix) of the Agreement are amended and restated in their entirety as follows:

                    "(vii)  The Borrowers may make Investments (other than
             Investments in common stock of the Company), the aggregate consideration (including assumed Indebtedness) for which shall not exceed $70,000,000 in the aggregate since the Closing Date; provided, however, that the Borrowers shall not make an Investment in the common or preferred stock of any Person (A) IF SUCH INVESTMENT WOULD RESULT IN AN AGGREGATE INVESTMENT IN EXCESS OF $10,000,000 IN A SINGLE PERSON UNLESS SUCH INVESTMENT HAS BEEN APPROVED BY AT LEAST 75% OF THE DIRECTORS OF THE COMPANY, OR (B) if such Investment is opposed by the board of directors or management of such Person; provided, further, no Event of Default or Potential Event of Default has occurred and is continuing or would result therefrom; and

                    "(viii)  The Borrowers may make Investments in the common
             stock of the Company not exceeding the Cumulative Stock Buyback Amount; provided, however, that no Event of Default or Potential Event of Default has occurred and is continuing or would result therefrom."

        2.3 The proviso to Section 6.7 of the Agreement is amended by deleting "Section 6.3(viii)" and inserting "Sections 6.3(vii) and (viii)" in lieu thereof.

        3. Representations and Warranties. The Borrowers represent and warrant to the Lenders and the Administrative Agent that, on and as of the date hereof, and after giving effect to this First Amendment:



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        3.1     Authorization.  The execution, delivery and performance of this
First Amendment have been duly authorized by all necessary corporate action by the Borrowers and this First Amendment has been duly executed and delivered by the Borrowers.

        3.2 Binding Obligation. This First Amendment is the legal, valid and binding obligation of Borrowers, enforceable against the Borrowers in accordance with its terms.

        3.3 No Legal Obstacle to Agreement. The execution, delivery and performance of this First Amendment will not (a) contravene the terms of the Borrowers' certificate of incorporation, by-laws or other organization document;
(b) conflict with or result in any breach or contravention of the provisions of any contract to which the Borrowers are a party, or result in the violation of any law, judgment, decree or governmental order, rule or regulation applicable to Borrowers, or (c) result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Borrowers. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Borrowers of this First Amendment, or the transactions contemplated hereby.

        3.4 Incorporation of Certain Representations. The representations and warranties of the Borrowers set forth in Section 4 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

        3.5 Default. No Potential Event of Default or Event of Default under the Agreement has occurred and is continuing.

        4. Conditions, Effectiveness. The effectiveness of this First Amendment shall be subject to the compliance by the Borrowers with their agreements herein contained, and to the delivery of the following to the Administrative Agent in form and substance satisfactory to the Administrative Agent and the Lenders:

        4.1 Secretary's Certificate. A certificate, signed by the Secretary or an Assistant Secretary of each Borrower and dated the date of this First Amendment, attaching a certified copy of corporate resolutions authorizing the execution, delivery and performance of this First Amendment, and as to the incumbency and specimen signature of the person or persons authorized to execute and deliver this First Amendment and any instrument or agreement required hereunder on behalf of each Borrower.

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        4.2     Other Evidence.  Such other evidence with respect to each
Borrower or any other person as the Administrative Agent or any Lender may reasonably request in connection with this First Amendment and the compliance with the conditions set forth herein.

        5.      Miscellaneous.

        5.1 Effectiveness of the Agreement and the Loan Documents. Except as hereby expressly amended, the Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

        5.2 Waivers. This First Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Administrative Agent or the Lenders thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Lenders to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

        5.3 Counterparts. This First Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This First Amendment shall not become effective until the Borrowers, the Requisite Lenders and the Administrative Agent shall have signed a copy hereof and the same shall have been delivered to the Administrative Agent.

        5.4 Jurisdiction. This First Amendment shall be governed by and construed under the laws of the State of New York.

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        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.


                                MAC FRUGAL'S BARGAINS o CLOSE-OUTS INC.
                                WEST COAST LIQUIDATORS, INC.
                                PNS STORES, INC.


                                By:
                                    --------------------------------------

                                Title:
                                       -----------------------------------


                                BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION,
                                as Administrative Agent


                                By:
                                    --------------------------------------

                                Title:
                                       -----------------------------------


                                BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION


                                By:
                                    --------------------------------------
                                    Yvonne Dennis
                                    Vice President


                                BANK OF AMERICA ILLINOIS


                                By:
                                    --------------------------------------
                                    Yvonne Dennis
                                    Vice President



                                PNC BANK, NATIONAL ASSOCIATION


                                By:
                                    --------------------------------------

                                Title:
                                       -----------------------------------

(Signatures continue)

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                                    UNION BANK OF CALIFORNIA, N.A.

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED,
                                    LOS ANGELES AGENCY

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    UNITED STATES NATIONAL BANK OF OREGON

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    WELLS FARGO BANK, N.A.

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    BANK LEUMI LE-ISRAEL B.M.

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    THE SAKURA BANK, LIMITED

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


(Signatures continue)

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                                        BANK HAPOALIM, B.M.,
                                         LOS ANGELES BRANCH


                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------


                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------

                                        THE SUMITOMO TRUST & BANKING CO.,
                                        LTD., LOS ANGELES AGENCY

                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------






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